EXHIBIT 3.1
                          CERTIFICATE OF INCORPORATION
                                       OF
                         PARALLEL PETROLEUM CORPORATION



"FIRST: The name of the corporation is PARALLEL PETROLEUM CORPORATION.

SECOND: The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business of the Corporation and the objects and purposes and business thereof proposed to be transacted, promoted or carried on are as follows:

         1. To transact any and all lawful business for which a corporation may be incorporated under the laws of the State of Delaware.

         2. To do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth and to do all things incidental thereto or connected therewith which are not prohibited by the laws of the State of Delaware, by other laws or by these Articles.

         It is the intention that the purposes, objects and powers specified by the foregoing clauses shall not, by reference to or inference from the terms of any other clause in this Certificate of Incorporation, but each purpose, object or power stated in the foregoing clauses shall be regarded as an independent purpose, object or power.

FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 140,000,000 of which 40,000,000 shall be Preferred Shares, par value $.10 per share, and 100,000,000 shall be Common Shares, $.01 par value per share.

         The designations, preferences, limitations and relative rights of the shares of each class that the Corporation shall have authority to issue are as follows:

1. Preferred Shares.

         The Corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish them from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by this Certificate of Incorporation and the laws of the State of Delaware in respect of the following:

                (a) The number of shares to constitute such series, and the distinctive designations thereof;

                (b) The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

                (c) Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

                (d) The amount payable upon shares in event of involuntary liquidation;

                (e) The amount payable upon shares in event of voluntary liquidation;

                (f) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

                (g) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                (h) Voting rights, if any; and

                (i) any other relative rights and preferences of shares of such series, including, without limitation, any restriction on any increase in the number of shares of any series theretofor authorized and nay limitation or restriction of rights or powers to which shares of any future series shall be subject.

         2. Common Shares.

                (a) The rights of holders of Common Shares to receive dividends or to share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing for the issuance of one or more series of the Preferred Shares.

                (b) The holders of the Common Shares shall be entitled to vote for each Common Share held by them of record at the time for determining the holders thereof entitled to vote.

FIFTH:   The names and mailing addresses of the incorporators are:


                                Name                Address
                             ----------       ------------------

                           Frank S. Delay      500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

                           Larry C. Oldham     500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

SIXTH: The names and mailing addresses of the persons who are to serve as the directors (until their successors are duly elected and qualified) are:


                                Name                Address
                             ----------       ------------------

                           Frank S. Delay      500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

                                Name                Address
                             ----------       ------------------

                           E. R. Duke          500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

                           Larry C. Oldham     500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

                           Charles R. Pannill  500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

                           Glenn A. Smith      500 Metro Building
                                               119 North Colorado
                                               Midland, Texas
                                               79701

SEVENTH: The corporation is to have perpetual existence.

EIGHTH: The Board of Directors shall have power to enact, alter, amend and repeal such By-Laws not inconsistent with the laws of the State of Delaware and this Certificate of Incorporation as it may deem best for the management of the Corporation.

NINTH: Cumulative voting shall not be allowed in the election of directors.

TENTH: Shareholders shall not have a preemptive right to subscribe for, purchase or acquire additional unissued or treasury shares of the Corporation or securities convertible into shares or carrying share purchase warrants or privileges as the same may be issued from time to time by the corporation.

ELEVENTH: Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

         Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

TWELFTH: Any action required by statute to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding stock of the Corporation.

THIRTEENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statue, and all rights conferred upon stockholders herein are granted subject to this reservation.

         WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly heave hereunto set our hands this 6th day of June, 1984.


                                     /s/ Frank S. Delay
                                     --------------------------------
                                     FRANK S. DELAY


                                     /s/ Larry C. Oldham
                                     --------------------------------
                                     LARRY C. OLDHAM

                       CERTIFICATE OF CHANGE OF ADDRESS OF

                    REGISTERED OFFICE AND OF REGISTERED AGENT

             PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE



To:      DEPARTMENT OF STATE
         Division of Corporations
         Townsend Building
         Federal Street
         Dover, Delaware 19903

         Pursuant to the provisions of Section 134 of Title 8 of the Delaware

Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

     1.   The name of the agent is: The Corporation Trust Company

     2.   The address of the old registered office was:

                           100 West Tenth Street
                           Wilmington, Delaware, 19801

     3.   The address to which the registered office is to be changed is:

                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware 19801

          The new address will be effective on July 30, 1984.

     4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

                  IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.



                                     THE CORPORATION TRUST COMPANY
                                     (Name of Registered Agent)


                                     By: /S/ Virginia Colwell
                                     ----------------------------------
                                           (Vice-President)


ATTEST:

/S/ Mark Murray
--------------------------
  (Assistant Secretary)

                              CERTIFICATE OF MERGER
                                     MERGING
                         PARALLEL PETROLEUM CORPORATION
                               A TEXAS CORPORATION
                                      INTO
                         PARALLEL PETROLEUM CORPORATION
                             A DELAWARE CORPORATION

               (Pursuant to Section 252 of the General Corporation
                          Law of the State of Delaware)

         1. The names of the constituent corporations and the states under the laws of which they are respectively organized are:

                      Name of Corporation                      State
                  ------------------------------               -----
                  Parallel Petroleum Corporation              Texas

                  Parallel Petroleum Corporation              Delaware

         2. An Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with section 252(c) of the General Corporation Law of the State of Delaware.

         3. The name of the surviving corporation is Parallel Petroleum Corporation, a Delaware corporation.

         4. The Certificate of Incorporation of Parallel Petroleum Corporation shall be the Certificate of Incorporation of the surviving corporation.

         5. The executed Agreement of Merger is on file at the principal place of business of Parallel Petroleum Corporation.

                         Parallel Petroleum Corporation
                               119 North Colorado
                                 Metro Building
                                    Suite 500
                              Midland, Texas 79701

         6. A copy of the Agreement of Merger will be furnished by Parallel Petroleum Corporation, on request and without cost, to any stockholder of any constituent corporation.

         7. The authorized capital stock of Parallel Petroleum Corporation, Texas, is 120,000,000 shares.

         IN WITNESS WHEREOF, said Parallel Petroleum Corporation, a Delaware corporation, has caused its corporate seal to be affixed and this certificate to be signed by Frank S. Delay, its President, and Larry C. Oldham, its Secretary, this 17th day of December, A.D., 1984.


(Corporate Seal)                     By: /s/ Frank S. Delay
                                         -----------------------------
                                         Frank S. Delay, President
ATTEST:


/s/ Larry C. Oldham
---------------------------
Larry C. Oldham, Secretary

STATE OF TEXAS    )
                  )
COUNTY OF MIDLAND )

         Be it remembered that on this 17th day of December, A.D., 1984, personally came before me, Phyllis D. Evans, a notary public in and for the county and state aforesaid, Frank S. Delay, President of Parallel Petroleum Corporation, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such, and he, the said Frank S. Delay, as such President, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing Certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of this office the day and year aforesaid.


(Notarial Seal)                      /s/ Phyllis D. Evans
                                     -----------------------------------
                                     Name: Phyllis D. Evans
                                           -----------------------------
                                           Notary Public in and for said
                                                 County and State

My Commission Expires:

        11/24/85
----------------------

                         PARALLEL PETROLEUM CORPORATION
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                          OF SERIAL PREFERRED STOCK --
                   $.30 CUMULATIVE CONVERTIBLE PREFERRED STOCK

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law

         RESOLVED, by the Board of Directors of Parallel Petroleum Corporation, a Delaware corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of the class of authorized Serial Preferred Stock, $.10 par value ("Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designations and amount thereof, and the voting powers, preferences and relative, participation, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designations, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the Serial Preferred Stock of all series) as follows:

         1.1 Designation and Amount. The shares of such series shall be designated ".$30 Cumulative Convertible Preferred Stock" (such series being hereinafter sometimes called "this Series"), and the number of shares constituting such Series shall initially be 174,669. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Company and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased. Shares in this Series have a par value of $.10 per share.

         1.2 Dividends. The holders of shares of this Series shall be entitled to receive, out of the funds of the Company legally available therefore and as and when declared by the Board of Directors, cash dividends at the rate of $.30 per share per annum, payable semi-annually on the first day of the months of May and November in each year, commencing November 1, 1986, except that if such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately preceding day which is not a Saturday, Sunday or legal holiday. Such dividends shall be cumulative (whether or not in any semi-annual dividend period there shall be funds of the Company legally available for the payment of such dividends), commencing on the date of original issue and shall be payable for any period less than a full semi-annual period on the basis of a year of 360 days with equal 30 day months. Dividends shall be payable to holders of record, as they appear on the stock books of the Company on such record dates as may be declared by the Board of Directors, not more than sixty (60) days nor less than ten (10) days preceding the payment dates for such dividends. Dividends in arrears may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding sixty (60) days preceding the payment date thereof, as may be fixed by the Board of Directors of the Company. Except as provided below with regard to any class of stock ranking on a parity with the Preferred Stock as to payment of dividends. In no event, so long as this Series shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made or ordered in respect of, any class of stock of the Company ranking on a parity with or junior to this Series with respect to payment of dividends, unless dividends on this Series since the date of issue thereof to the date of such distribution shall have been paid or declared and set apart for payment. When dividends are not paid in full upon the shares of this Series and any other preferred stock ranking on a parity as to payment of dividends with this Series, all dividends declared upon shares of this Series and any other preferred stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other preferred stock bear to each other. If full cumulative dividends on this Series have not been declared and paid or set apart for payment, the Company shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of, the Common Stock, $.01 par value, of the Company ("Common Stock"), or any other stock of the Company ranking junior to this Series as to dividends or distribution of assets on liquidation, dissolution or winding up of the Company (other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock), until full cumulative dividends on this Series are declared and paid or set apart for payment.

         1.3 Conversion. The holders of shares of this Series shall have the right, at their option, to convert all or any part of such shares of this Series into shares of Common Stock of the Company at any time on and subject to the following terms and conditions:

                  (a) The shares of this Series shall be convertible at the office of any transfer agent for such stock, and at such other place or places, if any, as the Board of Directors of the Company may designate, into fully paid and nonassessable shares) calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company. The number of shares of Common Stock issuable upon conversion of each share of this Series shall be equal to $3.00 divided by the conversion price in effect at the time of conversion, determined as hereinafter provided. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $.50 per share of Common Stock and such conversion price shall be and shall remain in effect until the close of business on March 1, 1988. After March 1, 1988, the conversion price shall be $.75 per share of Common Stock. The conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. If the Company calls for the redemption of any shares of this Series, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the redemption date, unless the Company defaults in the payment of the redemption price. No fractional shares of Common Stock will be issued. A cash payment will be paid in lieu of any fractional share in an amount equal to the same fraction of the last sale price on the Common Stock (determined as provided in Section 1.3(c)(iv) at the close of business on the business day which next precedes the day of conversion.

                  (b) Before any holder of shares of this Series shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, at the office of any transfer agent for such stock or at such other place or places, if any, as the Board of Directors of the Company may have designated, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of this Series surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of this Series to the opening of business on the date for payment of such dividends shall (except in the case of shares of this Series which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on the shares of this Series being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any dividend accrued on the shares of this Series surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion. The Company will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of this Series, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Shares of this Series shall be deemed to have been converted as of the close of business on the date of surrender of such shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

                  (c) The conversion price in effect at any time shall be subject to adjustment as follows:

                           (i) In case the Company shall (A) declare a dividend
                  or make a distribution payable in Common Stock on any class of capital stock of the Company, unless the payment thereof would increase the number of shares of Common Stock outstanding by less than one percent (1%), (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately reduced in the case of any increase in the number of shares of Common Stock outstanding and increased in the case of any reduction in the number of shares of Common Stock outstanding so that the holder of any share of this Series surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such share of this Series been converted into Common Stock immediately prior to such time and had such Common Stock received such dividend or other distribution or participated in such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date for such dividend or distribution or the effective date of such combination, subdivision or reclassification and shall be made successively whenever any event listed above shall occur.

                           (ii) In case the Company shall issue rights or
                  warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common

                  Stock at a price per share less than the Current Market Price (as defined in paragraph (iv) below) of the Common Stock, on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying the conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price of the Common Stock and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For purposes of determining under this paragraph the number of shares of Common Stock outstanding at any time, there shall be excluded all shares of Common Stock held in the treasury of the Company. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the conversion price then in effect shall be appropriately readjusted.

                           (iii) In case the Company shall distribute to all
                  holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding cash dividends or a distribution referred to in paragraph (i) above or paid out of earned surplus) or subscription rights or warrants (excluding those referred to in paragraph (ii) above), the conversion price shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of

                  Directors of the Company, in good faith and in the exercise of its reasonable business judgment and described in a Board Resolution filed with any transfer agent for this Series) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                           (iv) For the purpose of any computation under
                  paragraphs (ii) and (iii) above, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 15 consecutive business days selected by the Company commencing no more than 45 business days before such date. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange or no such quotations are available, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose or if no such quotations are available, the fair market value as determined in good faith in the exercise of their reasonable business judgment by the Board of Directors of the Company.

                           (v) All calculations under this section 1.3(c) shall
                  be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                           (vi) No adjustment in the conversion price shall be
                  required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (d) Whenever the conversion price is adjusted as herein
              provided:

                           (i) The Company shall promptly file any of the
                  transfer agents for this Series a certificate of the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Company for any shares of Common Stock issued or deemed to have been issued; and

                           (ii) a notice stating that the conversion price has
                  been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to the holders of record of this series.

                  (e)

                           (i) In case of any consolidation or merger of the
                  Company with or into any other corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the company, or the reclassification of the Common Stock into another form of capital stock of the Company, whether in whole or in part, the holder of each share of this Series shall have the right to receive securities, cash or property, or any combination thereof, having a value equal to the greater of (A) $3.00 per share, plus an amount equal to all dividends accumulated and unpaid on each such share at the time of such consolidation, merger, sale or transfer or reclassification or (B) the value of the shares of stock and other securities, cash and property (including, if applicable, Common Stock) which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer or reclassification if he had held the Common Stock issuable upon the conversion of such share of this Series immediately prior to such consolidation, merger, sale or transfer, or reclassification.

                           (ii) In the event that at any time, as a result of
                  paragraph (i) above, the holder of any share of this Series shall become entitled to receive any shares of stock and other securities and property (including, if applicable, Common Stock), thereafter the amount of such shares of stock and other securities so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (i) to (vi), inclusive, of section 1.3 (c) above, and for the provisions of section 1.3(c) with respect to the Common Stock shall apply on like terms to any such shares of stock and other securities and property (including, if applicable, Common Stock).

                  (f) In case:

                           (i) the Company shall authorize the distribution to
                  all holders of its Common Stock of evidences of its indebtedness of assets (other than cash dividends or other cash distributions paid out of earned surplus); or

                           (ii) the Company shall authorize the granting to the
                  holders of its Common Stock or rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                           (iii) of any reclassification of the capital stock of
                  the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (iv) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

then, in each case, the Company shall cause to be filed with any of the transfer agents for this Series, and shall cause to be mailed, first class postage prepaid, to the holders of record of the outstanding shares of this Series, at least 20 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock or record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of this Series. For the purpose of this section 1.3(g), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of this Series shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding shares of this Series were held by a single holder. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of this Series at the time outstanding. If any shares of Common Stock required to be reserved for issuance upon conversions of shares of this Series hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon such conversion, the company will in good faith and as expeditiously as possible endeavor to cause such shares to be so registered or approved.

                  (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

                  (i) Whenever reference is made in this section 1.3 to the issue or sale of shares of Common Stock, the term "Common Stock" shall include only shares of the class designated as Common Stock,

          $.01 par value, of the Company at the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so deliverable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         1.4 Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of this Series shall be entitled to receive an amount in cash for each share of this Series equal to $3.00 per share, plus an amount equal to all dividends accumulated and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to the holders of the Common Stock and of any other capital stock of the Company ranking junior to this Series upon the liquidation, dissolution or winding up of the Company. If upon any liquidation, dissolution or winding up of the Company, the assets distributable among the holders of this Series shall be insufficient to permit the payment in full to the holders of all the then outstanding shares of this Series and all holders of preferred stock ranking on a parity with this Series with respect to the payment upon liquidation, dissolution and winding up of the Company of all preferential amounts payable to all such holders, then the entire assets of the Company thus distributable shall be distributed ratably among the holders of this Series and all such other holders of preferred stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Subject to the provisions of section 1.3(e)(i), a consolidation or merger of the Company with or into one or more corporations or the sale or transfer of all or substantially all of the assets of the Company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

         1.5 Optional Cash Redemption. The shares of this Series are not redeemable prior to May 15, 1987, unless the average of the closing bid and asked prices of the Common Stock as quoted by any member of the National Association of Securities Dealers, Inc. shall have equaled or exceeded 140% of the conversion price in effect on the date of notice referred to below for at least 20 of the 30 consecutive trading days immediately prior to the date notice of redemption is given. The share of this Series are redeemable for cash, in whole at any time or from time to time in part at the option of the Company, at a redemption price of $3.00 per share, plus any accumulated and unpaid dividends thereon.

         Notice of redemption pursuant to this section 1.5 will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of record of shares of this Series to be redeemed at the address shown on the stock books of the Company (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to mail such notice or except as to the holder whose notice was defective). On and after the redemption date, dividends shall cease to accumulate on shares of this Series called for redemption (unless the Company defaults in the payment of the redemption price).

         If less than all the outstanding shares of this Series not previously called for redemption are to be redeemed pursuant to this section 2.5, shares to be redeemed shall be selected by the Company from outstanding shares not previously called for redemption by lot or pro rata (as nearly as may be) as determined by the Board of Directors of the Company. The Company may not redeem less than all outstanding shares of this Series pursuant to this section 1.5 unless full cumulative dividends shall have been declared and paid or set apart for payment upon all outstanding shares of this Series for all past dividend periods. Shares of this Series redeemed by the Company will be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued, but not as shares of this Series.

         1.6 Voting Rights. The holders of shares of this Series shall have no right to vote for any purpose, except as specifically required by the laws of the State of Delaware and except as follows:

                  (a) So long as any shares of this Series remain outstanding, the affirmative vote or consent of the holders of at least 66-2/3% of the then outstanding shares of this Series, in person or by proxy, either in writing or at a meeting called for that purpose (voting as a class with the holders of all other series of preferred stock ranking on a parity with this Series either as to dividends or distributions or upon liquidation, dissolution or winding up of the Company and upon which like voting rights have been conferred and are then exercisable), shall be necessary to permit, effect or validate the repeal, amendment or other change of any provision of the Certificate of Incorporation of the Company in any manner which materially and adversely affects the rights, preferences, or privileges of this Series or the holders thereof; provided, however, that any increase in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, whether ranking on a parity with or junior or prior to this Series with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences or privileges.

         The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of this Series shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         IN WITNESS WHEREOF, this Certificate has been executed and attested by the undersigned on October 21, 1986, and shall be effective at 10:00 a.m. Eastern Daylight Time, on October 21, 1986, or the date on which filed with the Secretary of State of Delaware, whichever is later.


                                     PARALLEL PETROLEUM CORPORATION

ATTEST:
                                     By:  /s/ Thomas R. Cambridge
                                          -----------------------
/s/ Larry C. Oldham                       Thomas R. Cambridge
------------------------------            President
Larry C. Oldham
Secretary

                         CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         PARALLEL PETROLEUM CORPORATION


         Parallel Petroleum Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify as follows:

         FIRST: Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted the Amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which Amendment is to add a new Article Fourteenth to the Certificate of Incorporation:

         "RESOLVED, That Article Fourteenth is hereby added to the Certificate of Incorporation to read in its entirety as follows:

                               ARTICLE FOURTEENTH

                                    Section 1

                  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors' duty of loyalty to the Corporation or tits stockholders, (ii) for acts or omissions not in good faith or whish involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                    Section 2


                  (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to e a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (hereinafter an "undertaking").

                  (b) Right of Indemnitee to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suite brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors), independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Section or otherwise shall be on the Corporation.

                  (c) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                  (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                  (e) Indemnification of Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any agent of the Corporation to the fullest extent of the Provisions of this Section with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

         SECOND: Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted the amendment to the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - $.30 Cumulative Convertible Preferred Stock filed October 27, 1986 with the Delaware Secretary of State, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which Amendment is to reduce the conversion price of the Corporation's outstanding shares of $.30 Cumulative Convertible Preferred Stock:

         RESOLVED, That Section 1.3(a) of the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - $.30 Cumulative Convertible Preferred Stock is hereby amended to read in its entirety as follows:

                  (a) The shares of this Series shall be convertible at the office of any transfer agent for such stock, and at such other place or places, if any, as the Board of Directors of the Company may designate, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company. The number of shares of Common Stock issuable upon conversion of each share of this Series shall be equal to $3.00 divided by the conversion price in effect at the time of conversion, determined as hereinafter provided. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be $.25 per share of Common Stock and such conversion price shall be and shall remain in effect until the close of business on August 15, 1988. After August 15, 1988 the conversion price shall be $.50 per share of Common Stock. The conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. If the Company calls for the redemption of any shares of this Series, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the redemption date, unless the Company defaults in the payment of the redemption price. No fractional shares of Common Stock will be issued. A cash payment will be paid in lieu of any fractional share in an amount equal to the same fraction of the last sale price on the Common Stock (determined as provided in Section 1.3(c)(iv) at the close of business on the business day which next precedes the day of conversion.

         IN WITNESS WHEREOF, Parallel Petroleum Corporation has caused this Certificate of Amendment to be signed by Thomas R. Cambridge, its President, and attested by Larry C. Oldham, its Secretary, this 15th day of June, 1988.

                                     Parallel Petroleum Corporation

                                     By:/S/ Thomas R. Cambridge
                                        --------------------------------
                                        Thomas R. Cambridge,
                                        President

ATTESTED:

/S/ Larry C. Oldham
--------------------------
Larry C. Oldham, Secretary

         The undersigned President of Parallel Petroleum Corporation, being duly sworn, does verify that the foregoing instrument represents the act and deed of Parallel Petroleum Corporation and that the facts stated in such instrument are true.

                                     /S/ Thomas R. Cambridge
                                     -----------------------------------
                                     Thomas R. Cambridge, President

THE STATE OF TEXAS  )
                    )
COUNTY OF MIDLAND   )

         Before me, the undersigned authority, on this day personally appeared Thomas R. Cambridge and Larry C. Oldham, President and Secretary, respectively, of Parallel Petroleum Corporation, a corporation formed under the laws of the State of Delaware, known to me to be the individuals whose names are subscribed to the foregoing instrument, and acknowledged and swore to me that they each executed the same for the purposes and consideration therein expressed and as the act and deed of said corporation and that the facts stated in the foregoing instrument are true.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 15th of June, 1988.

                                     /S/ Jimmie L. Cromwell
                                     --------------------------
                                     Name: Jimmie L. Cromwell
                                     Notary Public in and for the State
Commission Expires:                  of Texas

     1-26-91
------------------

                         PARALLEL PETROLEUM CORPORATION
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                  OF PREFERRED STOCK -- NON-VOTING CONVERTIBLE
                                 PREFERRED STOCK

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law

         The undersigned, President and Secretary, respectively, of Parallel Petroleum Corporation, a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, the Board of Directors has duly adopted the following resolutions creating a series of Preferred Stock of the Company designated as the Non-Voting Convertible Preferred Stock :

         RESOLVED, by the Board of Directors of Parallel Petroleum Corporation, a Delaware corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of the class of authorized Preferred Stock, $.10 par value ("Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designations and amount thereof, and the voting powers, preferences and relative, participation, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designations, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the Preferred Stock) as follows:

         1.1 Designation and Amount. The shares of such series shall be designated Non-Voting Convertible Preferred Stock" (such series being hereinafter sometimes called "this Series"), and the number of shares constituting such Series shall initially be 65,248. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Company and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased. Shares in this Series have a par value of $.10 per share.

         1.2 Dividends. The holders of shares of this Series shall not be entitled to receive dividends.

         1.3 Conversion. The holders of shares of this Series shall have the right, at their option, to convert all or any part of such shares of this Series into shares of Common Stock of the Company at any time on and subject to the following terms and conditions:

                  (a) The shares of this Series shall be convertible at the office of any transfer agent for such stock, and at such other place or places, if any, as the Board of Directors of the Company may designate, into fully paid and nonassessable shares ) calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company. The number of shares of Common Stock issuable upon conversion of each share of this Series shall be equal to $3.50 divided by the conversion price in effect at the time of conversion, determined as hereinafter provided. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $.35 per share of Common Stock. The conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. If the Company calls for the redemption of any shares of this Series, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the redemption date, unless the Company defaults in the payment of the redemption price. No fractional shares of Common Stock will be issued. A cash payment will be paid in lieu of any fractional share in an amount equal to the same fraction of the last sale price on the Common Stock (determined as provided in Section 1.3(c)(iv)) at the close of business on the business day which next precedes the day of conversion.

                  (b) Before any holder of shares of this Series shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, at the office of any transfer agent for such stock or at such other place or places, if any, as the Board of Directors of the Company may have designated, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon conversion. The Company will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of this Series, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Shares of this Series shall be deemed to have been converted as of the close of business on the date of surrender of such shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

                  (c) The conversion price in effect at any time shall be subject to adjustment as follows:

                           (i) In case the Company shall (A) declare a dividend
                  or make a distribution payable in Common Stock on any class of capital stock of the Company, unless the payment thereof would increase the number of shares of Common Stock outstanding by less than one percent (1%), (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately reduced in the case of any increase in the number of shares of Common Stock outstanding and increased in the case of any reduction in the number of shares of Common Stock outstanding so that the holder of any share of this Series surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such share of this Series been converted into Common Stock immediately prior to such time and had such Common Stock received such dividend or other distribution or participated in such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date for such dividend or distribution or the effective date of such combination, subdivision or reclassification and shall be made successively whenever any event listed above shall occur.

                           (ii) In case the Company shall issue rights or
                  warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in paragraph (iv) below) of the Common

                  Stock, on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying the conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price of the Common Stock and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For purposes of determining under this paragraph the number of shares of Common Stock outstanding at any time, there shall be excluded all shares of Common Stock held in the treasury of the Company. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the conversion price then in effect shall be appropriately readjusted.

                           (iii) In case the Company shall distribute to all
                  holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding cash dividends or a distribution referred to in paragraph (i) above or paid out of earned surplus) or subscription rights or warrants (excluding those referred to in paragraph (ii) above), the conversion price shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Company, in good faith and in the exercise of its reasonable business judgment and described in a Board Resolution filed with any transfer agent for this Series) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                           (iv) For the purpose of any computation under
                  paragraphs (ii) and (iii) above, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 15 consecutive business days selected by the Company commencing no more than 45 business days before such date. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange or no such quotations are available, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose or if no such quotations are available, the fair market value as determined in good faith in the exercise of their reasonable business judgment by the Board of Directors of the Company.

                           (v) All calculations under this section 1.3(c) shall
                  be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                           (vi) No adjustment in the conversion price shall be
                  required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (d) Whenever the conversion price is adjusted as herein provided:

                           (i) the Company shall promptly file any of the
                  transfer agents for this Series a certificate of the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Company for any shares of Common Stock issued or deemed to have been issued; and

                           (ii) a notice stating that the conversion price has
                  been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to the holders of record of this series.

                  (e)

                           (i) In case of any consolidation or merger of the
                  Company with or into any other corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the company, or the reclassification of the Common Stock into another form of capital stock of the Company, whether in whole or in part, the holder of each share of this Series shall have the right to receive securities, cash or property, or any combination thereof, having a value equal to the greater of (A) $3.50 per share, plus an amount equal to all dividends accumulated and unpaid on each such share at the time of such consolidation, merger, sale or transfer or reclassification or (B) the value of the shares of stock and other securities, cash and property (including, if applicable, Common Stock) which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer or reclassification if he had held the Common Stock issuable upon the conversion of such share of this Series immediately prior to such consolidation, merger, sale or transfer, or reclassification.

                           (ii) In the event that at any time, as a result of
                  paragraph (i) above, the holder of any share of this Series shall become entitled to receive any shares of stock and other securities and property (including, if applicable, Common Stock), thereafter the amount of such shares of stock and other securities so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (i) to (vi), inclusive, of section 1.3
                  (c) above, and for the provisions of section 1.3(c) with respect to the Common Stock shall apply on like terms to any such shares of stock and other securities and property (including, if applicable, Common Stock).

                  (f) In case:

                           (i) the Company shall authorize the distribution to
                  all holders of its Common Stock of evidences of its indebtedness of assets (other than cash dividends or other cash distributions paid out of earned surplus); or

                           (ii) the Company shall authorize the granting to the
                  holders of its Common Stock or rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                           (iii) of any reclassification of the capital stock of
                  the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (iv) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

then, in each case, the Company shall cause to be filed with any of the transfer agents for this Series, and shall cause to be mailed, first class postage prepaid, to the holders of record of the outstanding shares of this Series, at least 20 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock or record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of this Series. For the purpose of this section 1.3(g), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of this Series shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding shares of this Series were held by a single holder. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of this Series at the time outstanding. If any shares of Common Stock required to be reserved for issuance upon conversions of shares of this Series hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon such conversion, the company will in good faith and as expeditiously as possible endeavor to cause such shares to be so registered or approved.

                  (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

                  (i) Whenever reference is made in this section 1.3 to the issue or sale of shares of Common Stock, the term "Common Stock" shall include only shares of the class designated as Common Stock, $.01 par value, of the Company at the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so deliverable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         1.4 Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of this Series shall be entitled to receive an amount in cash for each share of this Series equal to $3.50 per share, plus an amount equal to all dividends accumulated and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to the holders of the Common Stock and of any other capital stock of the Company ranking junior to this Series upon the liquidation, dissolution or winding up of the Company. If upon any liquidation, dissolution or winding up of the Company, the assets distributable among the holders of this Series shall be insufficient to permit the payment in full to the holders of all the then outstanding shares of this Series and all holders of preferred stock ranking on a parity with this Series with respect to the payment upon liquidation, dissolution and winding up of the Company of all preferential amounts payable to all such holders, then the entire assets of the Company thus distributable shall be distributed ratably among the holders of this Series and all such other holders of preferred stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Subject to the provisions of section 1.3(e)(i), a consolidation or merger of the Company with or into one or more corporations or the sale or transfer of all or substantially all of the assets of the Company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

         1.5 Optional Cash Redemption. The shares of this Series are redeemable for cash, in whole at any time or from time to time in part at the option of the Company, at a redemption price of $3.50 per share.

         Notice of redemption pursuant to this section 1.5 will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of record of shares of this Series to be redeemed at the address shown on the stock books of the Company (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to mail such notice or except as to the holder whose notice was defective). On and after the redemption date, dividends shall cease to accumulate on shares of this Series called for redemption (unless the Company defaults in the payment of the redemption price).

         If less than all the outstanding shares of this Series not previously called for redemption are to be redeemed pursuant to this section 1.5, shares to be redeemed shall be selected by the Company from outstanding shares not previously called for redemption by lot or pro rata (as nearly as may be) as determined by the Board of Directors of the Company. Shares of this Series redeemed by the Company will be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued, but not as shares of this Series.

         1.6 Voting Rights. The holders of shares of this Series shall have no right to vote for any purpose, except as specifically required by the laws of the State of Delaware and except as follows:

                  (a) So long as any shares of this Series remain outstanding, the affirmative vote or consent of the holders of at least 66-2/3% of the then outstanding shares of this Series, in person or by proxy, either in writing or at a meeting called for that purpose (voting as a class with the holders of all other series of preferred stock ranking on a parity with this Series either as to dividends or distributions or upon liquidation, dissolution or winding up of the Company and upon which like voting rights have been conferred and are then exercisable), shall be necessary to permit, effect or validate the repeal, amendment or other change of any provision of the Certificate of Incorporation of the Company in any manner which materially and adversely affects the rights, preferences, or privileges of this Series or the holders thereof; provided, however, that any increase in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, whether ranking on a parity with or junior or prior to this Series with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences or privileges.

         The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of this Series shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         1.7 Parity. The shares of this Series shall be on a parity with the Company's $.30 Cumulative Convertible Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Company.

         IN WITNESS WHEREOF, this Certificate has been executed and attested by the undersigned on October 10, 1988, and shall be effective on the date filed with the Secretary of State of Delaware.


                                     PARALLEL PETROLEUM CORPORATION


                                     By /S/ Thomas R. Cambridge
                                        --------------------------------
                                        Thomas R. Cambridge, President


ATTEST:


/S/ Larry C. Oldham
--------------------------
Larry C. Oldham, Secretary

                         PARALLEL PETROLEUM CORPORATION
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                           OF SERIAL PREFERRED STOCK -
                           $.60 CUMULATIVE CONVERTIBLE
                                 PREFERRED STOCK

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law

         The undersigned, President and Secretary, respectively, of Parallel Petroleum Corporation, a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, the Board of Directors has duly adopted the following resolutions creating a series of Serial Preferred Stock of the Company designated as the $.60 Cumulative Convertible Preferred Stock:

         RESOLVED, by the Board of Directors of Parallel Petroleum Corporation, a Delaware corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of the class of authorized Serial Preferred Stock, $.10 par value ("Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designations and amount thereof, and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designations, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the Serial Preferred Stock of all series) as follows:

         1.1 Designation and Amount. The shares of such series shall be designated "$.60 Cumulative Convertible Preferred Stock" (such series being hereinafter sometimes called "this Series"), and the number of shares constituting such Series shall initially be 600,000. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Company and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased. Shares in this Series have a par value of $.10 per share.

         1.2 Dividends. The holders of shares of this Series shall be entitled to receive, out of the funds of the Company legally available therefor and as and when declared by the Board of Directors, cash dividends at the rate of $.60 per share per annum, payable semi-annually on the fifteenth day of the months of

June and December in each year, commencing June 15, 1998, except that if such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately preceding day which is not a Saturday, Sunday or legal holiday. Such dividends shall be cumulative (whether or not in any semi-annual dividend period there shall be funds of the Company legally available for the payment of such dividends), commencing on the date of original issue and shall be payable for any period less than a full semi-annual period on the basis of a year of 360 days with equal 30 day months. Dividends shall be payable to holders of record, as they appear on the stock books of the Company on such record dates as may be declared by the Board of Directors, not more than sixty (60) days nor less than ten (10) days preceding the payment dates for such dividends. Dividends in arrears may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding sixty (60) days preceding the payment date thereof, as may be fixed by the Board of Directors of the Company. Except as provided below with regard to any class of stock ranking on a parity with the Preferred Stock as to payment of dividends, in no event, so long as this Series shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made or ordered in respect of, any class of stock of the Company ranking on a parity with or junior to this Series with respect to payment of dividends, unless dividends on this Series since the date of issue thereof to the date of such distribution shall have been paid or declared and set apart for payment. When dividends are not paid in full upon the shares of this Series and any other preferred stock ranking on a parity as to payment of dividends with this Series, all dividends declared upon shares of this Series and any other preferred stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other preferred stock bear to each other. If full cumulative dividends on this Series have not been declared and paid or set apart for payment, the Company shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of, the Common Stock, $.01 par value, of the Company ("Common Stock"), or any other stock of the Company ranking junior to this Series as to dividends or distribution of assets on liquidation, dissolution or winding up of the Company (other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock), until full cumulative dividends on this Series are declared and paid or set apart for payment.

         1.3 Conversion. The holders of shares of this Series shall have the right, at their option, to convert all or any part of such shares of this Series into shares of Common Stock of the Company at any time after October 8, 1998 and subject to the following terms and conditions:

                  (a) The shares of this Series shall be convertible at the office of any transfer agent for such stock, and at such other place or places, if any, as the Board of Directors of the Company may designate, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company. The number of shares of Common Stock issuable upon conversion of each share of this Series shall be equal to $10.00 divided by the conversion price in effect at the time of conversion, determined as hereinafter provided. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $6.40 per share of Common Stock. The conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. If the Company calls for the redemption of any shares of this Series, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the redemption date, unless the Company defaults in the payment of the redemption price. No fractional shares of Common Stock will be issued. A cash payment will be paid in lieu of any fractional share in an amount equal to the same fraction of the last sale price of the Common Stock (determined as provided in Section 1.3(c)(iv)) at the close of business on the business day which next precedes the day of conversion.

                  (b) Before any holder of shares of this Series shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, at the office of any transfer agent for such stock or at such other place or places, if any, as the Board of Directors of the Company may have designated, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of this Series surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of this Series to the opening of business on the date for payment of such dividends shall (except in the case of shares of this Series which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on the shares of this Series being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any dividend accrued on the shares of this Series surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion. The Company will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of this Series, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share.

         Shares of this Series shall be deemed to have been converted as of the close of business on the date of surrender of such shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

                  (c) The conversion price in effect at any time shall be subject to adjustment as follows:

                           (i) In case the Company shall (A) declare a dividend
                  or make a distribution payable in Common Stock on any class of capital stock of the Company, unless the payment thereof would increase the number of shares of Common Stock outstanding by less than one percent (1%), (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately reduced in the case of any increase in the number of shares of Common Stock outstanding and increased in the case of any reduction in the number of shares of Common Stock outstanding so that the holder of any share of this Series surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such share of this Series been converted into Common Stock immediately prior to such time and had such Common Stock received such dividend or other distribution or participated in such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date for such dividend or distribution or the effective date of such combination, subdivision or reclassification and shall be made successively whenever any event listed above shall occur.

                           (ii) In case the Company shall issue rights or
                  warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in paragraph (iv) below) of the Common Stock, on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying the conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price of the Common Stock and the denominator shall be the number of shares of common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For purposes of determining under this paragraph the number of shares of Common Stock outstanding at any time, there shall be excluded all shares of Common Stock held in the treasury of the Company. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the conversion price then in effect shall be appropriately readjusted.

                           (iii) In case the Company shall distribute to all
                  holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding cash dividends or a distribution referred to in paragraph (i) above or paid out of surplus) or subscription rights or warrants (excluding those referred to in paragraph (ii) above), the conversion price shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Company, in good faith and in the exercise of its reasonable business judgment and described in a Board Resolution filed with any transfer agent for this Series) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                           (iv) For the purpose of any computation under
                  paragraphs (ii) and (iii) above, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 15 consecutive business days selected by the Company commencing no more than 45 business days before such date. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on such Nasdaq National Market System on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange or no such quotations are available, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose, or if no such quotations are available, the fair market value as determined in good faith in the exercise of their reasonable business judgment by the Board of Directors of the Company.

                           (v) All calculations under this Section 1.3(c) shall
                  be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                           (vi) No adjustment in the conversion price shall be
                  required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (d) Whenever the conversion price is adjusted as herein
             provided:

                           (i) the Company shall promptly file with any of the
                  transfer agents for this Series a certificate of the principal financial officer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Company for any shares of Common Stock issued or deemed to have been issued; and

                           (ii) a notice stating that the conversion price has
                  been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to the holders of record of this Series.

                  (e)

                           (i) In case of any consolidation or merger of the
                  Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, or the reclassification of the Common Stock into another form of capital stock of the Company, whether in whole or in part, the holder of each share of this Series shall have the right to receive the kind and amount of securities, cash or property, or any combination thereof which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer or reclassification if he had held the Common Stock issuable upon the conversion of such share of this Series immediately prior to such consolidation, merger, sale or transfer, or reclassification.

                           (ii) In the event that at any time, as a result of
                  paragraph (i) above, the holder of any share of this Series shall become entitled to receive any shares of stock and other securities and property (including, if applicable, Common Stock), thereafter the amount of such shares of stock and other securities so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (i) to (vi), inclusive, of section 1.3(c) above, and the provisions of section 1.3(c) with respect to the Common Stock shall apply on like terms to any such shares of stock and other securities and property (including, if applicable, Common Stock).

                  (f) In case:

                           (i) the Company shall authorize the distribution to
                  all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or other cash distributions paid out of surplus); or

                           (ii) the Company shall authorize the granting to the
                  holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                           (iii) of any reclassification of the capital stock of
                  the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (iv) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

         then, in each case, the Company shall cause to be filed with any of the transfer agents for this Series, and shall cause to be mailed, first class postage prepaid, to the holders of record of the outstanding shares of this Series, at least 20 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of this Series. For the purpose of this section 1.3(g), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of this Series shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding shares of this Series were held by a single holder. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of this Series at the time outstanding.

                  (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

                  (i) Whenever reference is made in this section 1.3 to the issue or sale of shares of Common Stock, the term "Common Stock" shall include only shares of the class designated as Common Stock, $.01 par value, of the Company at the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so deliverable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         1.4 Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of this Series shall be entitled to receive an amount in cash for each share of this Series equal to $10.00 per share, plus an amount equal to all dividends accumulated and unpaid on each such share up to the date fixed for distribution, before any distributions shall be made to the holders of the Common Stock and of any other capital stock of the Company ranking junior to this Series upon the liquidation, dissolution or winding up of the Company. If upon any liquidation, dissolution or winding up of the Company, the assets distributable among the holders of this Series shall be insufficient to permit the payment in full to the holders of all the then outstanding shares of this Series and all holders of preferred stock ranking on a parity with this Series with respect to the payment upon liquidation, dissolution and winding up of the Company of all preferential amounts payable to all such holders, then the entire assets of the Company thus distributable shall be distributed ratably among the holders of this Series and all such other holders of Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Subject to the provisions of section 1.3(e)(i), a consolidation or merger of the

Company with or into one or more persons or the sale or transfer of all or substantially all of the assets of the Company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

         1.5 Optional Cash Redemption. The shares of this Series are not redeemable prior to April 1, 1999. Thereafter, the shares of this Series are redeemable for cash, in whole at any time or from time to time in part at the option of the Company, at a redemption price of $10.00 per share, plus any accumulated and unpaid dividends thereon.

         Notice of redemption pursuant to this Section 1.5 will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of record of shares of this Series to be redeemed at the address shown on the stock books of the Company (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to mail such notice or except as to the holder whose notice was defective). On and after the redemption date, dividends shall cease to accumulate on shares of this Series called for redemption (unless the Company defaults in the payment of the redemption price).

         If less than all the outstanding shares of this Series not previously called for redemption are to be redeemed pursuant to this Section 1.5, shares to be redeemed shall be selected by the Company from outstanding shares not previously called for redemption by lot or pro rata (as nearly as may be) as determined by the Board of Directors of the Company. The Company may not redeem less than all outstanding shares of this Series pursuant to this Section 1.5 unless full cumulative dividends shall have been declared and paid or set apart for payment upon all outstanding shares of this Series for all past dividend periods. Shares of this Series redeemed by the Company will be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued, but not as shares of this Series.

         1.6 Voting Rights. The holders of shares of this Series shall have no right to vote for any purpose, except as specifically required by the laws of the State of Delaware and except as follows:

                  So long as any shares of this Series remain outstanding, the affirmative vote or consent of the holders of a majority of the then outstanding shares of this Series, in person or by proxy, either in writing or at a meeting called for that purpose (voting as a class with the holders of all other series of preferred stock ranking on a parity with this Series either as to dividends or distributions or upon liquidation, dissolution or winding up of the Company and upon which like voting rights have been conferred and are then exercisable), shall be necessary to permit, effect or validate the repeal, amendment or other change of any provision of the Certificate of Incorporation of the Company in any manner which materially and adversely affects the rights, preferences, or privileges of this Series or the holders thereof; provided, however, the creation and issuance of other series of preferred stock, whether ranking on a parity with or junior or prior to this Series with respect to voting, the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences or privileges. In connection with any right to vote, each holder of outstanding shares of this Series shall have one vote for each share held.

         The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of this Series shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         IN WITNESS WHEREOF, this Certificate has been executed and attested by the undersigned on April 7, 1998, and shall be effective at 10:00 a.m. Eastern Daylight Time, on April 8, 1998, or the date on which filed with the Secretary of State of the State of Delaware, whichever is later.


                                     PARALLEL PETROLEUM CORPORATION


                                     By: /S/ Larry C. Oldham
                                     ------------------------------------
                                     Larry C. Oldham, President

ATTEST:


/S/ Thomas W. Ortloff
----------------------------
Thomas W. Ortloff, Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         PARALLEL PETROLEUM CORPORATION


         Parallel Petroleum Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to decrease the number of authorized shares of Common Stock and Preferred Stock:

         "RESOLVED, That the first paragraph of Article Fourth of the Company's Certificate of Incorporation be amended as follows:

                  FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 70,000,000, of which 10,000,000 shall be Preferred Shares, par value $.10 per share, and 60,000,000 shall be Common Shares, $.01 par value per share.

         Except as specifically amended hereby, all other provisions of Article Fourth shall remain in full force and effect.

         IN WITNESS WHEREOF, Parallel Petroleum Corporation has caused this Certificate of Amendment to be signed by Larry C. Oldham, its President, and attested by Rebecca A. Burrell, its Assistant Secretary, this 15th day of June, 1998.

                         PARALLEL PETROLEUM CORPORATION


                         By:/S/ Larry C. Oldham
                         -------------------------------------
                         Larry C. Oldham, President
ATTESTED:

/S/ Rebecca A. Burrell
---------------------------------------
Rebecca A. Burrell, Assistant Secretary

         The undersigned President of Parallel Petroleum Corporation, being duly sworn, does verify that the foregoing instrument represents the act and deed of Parallel Petroleum Corporation and that the facts stated in such instrument are true.


                                     /S/ Larry C. Oldham
                                     ----------------------------------
                                     Larry C. Oldham, President




STATE OF TEXAS     )
COUNTY OF MIDLAND  )

         Before me, the undersigned authority, on this day personally appeared Larry C. Oldham and Rebecca A. Burrell, President and Assistant Secretary, respectively, of Parallel Petroleum Corporation, a corporation formed under the laws of the State of Delaware, known to me to be the individuals whose names are subscribed to the foregoing instrument, and acknowledged and swore to me that they each executed the same for the purposes and consideration therein expressed and as the act and deed of said corporation and that the facts stated in the foregoing instrument are true.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 15th day of June, 1998.


                                     /S/ Diane DePrang Hurst
                                     ------------------------
                                     Notary Public in and for
                                            the State of Texas

                         PARALLEL PETROLEUM CORPORATION
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                           OF SERIAL PREFERRED STOCK -
                         6% CONVERTIBLE PREFERRED STOCK


                     Pursuant to Section 151 of the Delaware
                             General Corporation Law


         Pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware and Paragraph Fourth of the Certificate of Incorporation of Parallel Petroleum Corporation (the "Company"), the undersigned Company submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

         1. The name of the corporation is Parallel Petroleum Corporation.

         2. The following resolutions were duly adopted by the Board of Directors of the Company on October 13, 1998:

         WHEREAS, the Company is authorized by its Certificate of Incorporation, as amended, to issue 10,000,000 shares of Preferred Stock, $.10 par value; and

         WHEREAS, the Certificate of Incorporation does not otherwise state or fix the designations, preferences, voting rights and relative, participating, optional or other special rights, qualifications, limitations and restrictions of the preferred stock, $.10 par value, of the Company, but instead authorizes the issuance thereof in series from time to time with such designations, preferences, voting rights, rights of conversion into Common Stock and relative, participating, optional or other rights, qualifications, limitations and restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors deems it advisable to create and establish and authorize the issuance of a new series of the Company's preferred stock, $.10 par value;

         NOW, THEREFORE, BE IT RESOLVED, by the Board of Directors of the Company, that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of the class of authorized Serial Preferred Stock, $.10 par value ("Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designations and amount thereof, and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designations, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the Serial Preferred Stock of all series) as follows:

         1.1 Designation and Amount. The shares of such series shall be designated "6% Convertible Preferred Stock" (such series being hereinafter sometimes called "this Series"), and the number of shares constituting such Series shall initially be 1,200,000. The Board of Directors of the Company reserves the right by subsequent amendment of this resolution from time to time to decrease the number of shares which constitute this Series (but not below the number of shares thereof then outstanding) and, subject to anything to the contrary set forth in the Certificate of Incorporation of the Company applicable to the preferred stock, to subdivide the number of shares, the stated value per share and the liquidation value per share of this Series and in other respects to amend, within the limitations provided by law, this resolution and the Certificate of Incorporation of the Company.

         1.2 Dividends. The holders of shares of this Series shall be entitled to receive, out of the funds of the Company legally available therefor and as and when declared by the Board of Directors, cash dividends at the rate of $.60 per share per annum, payable semi-annually on the fifteenth day of the months of June and December in each year, commencing December 15, 1998, except that if such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately preceding day which is not a Saturday, Sunday or legal holiday. Such dividends shall be cumulative (whether or not in any semi-annual dividend period there shall be funds of the Company legally available for the payment of such dividends), commencing on the date of original issue and shall be payable for any period less than a full semi-annual period on the basis of a year of 360 days with equal 30 day months. Dividends shall be payable to holders of record, as they appear on the stock books of the Company on such record dates as may be declared by the Board of Directors, not more than sixty (60) days nor less than ten (10) days preceding the payment dates for such dividends. Dividends in arrears may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding sixty (60) days preceding the payment date thereof, as may be fixed by the Board of Directors of the Company. Except as provided below with regard to any class of stock ranking on a parity with the Preferred Stock as to payment of dividends, in no event, so long as this Series shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made or ordered in respect of, any class of stock of the Company ranking on a parity with or junior to this Series with respect to payment of dividends, unless dividends on this Series since the date of issue thereof to the date of such distribution shall have been paid or declared and set apart for payment. When dividends are not paid in full upon the shares of this Series and any other preferred stock ranking on a parity as to payment of dividends with this Series, all dividends declared upon shares of this Series and any other preferred stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other preferred stock bear to each other. If full cumulative dividends on this Series have not been declared and paid or set apart for payment, the Company shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of, the Common Stock, $.01 par value, of the Company ("Common Stock"), or any other stock of the Company ranking junior to this Series as to dividends or distribution of assets on liquidation, dissolution or winding up of the Company (other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock), until full cumulative dividends on this Series are declared and paid or set apart for payment.

         1.3 Conversion. The holders of shares of this Series shall have the right, at their option, to convert all or any part of such shares of this Series into shares of Common Stock of the Company at any time after April 20, 1999 and subject to the following terms and conditions:

                  (a) The shares of this Series shall be convertible at the office of any transfer agent for such stock, and at such other place or places, if any, as the Board of Directors of the Company may designate, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company. The number of shares of Common Stock issuable upon conversion of each share of this Series shall be equal to $10.00 divided by the conversion price in effect at the time of conversion, determined as hereinafter provided. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $3.50 per share of Common Stock. The conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. If the Company calls for the redemption of any shares of this Series, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the redemption date, unless the Company defaults in the payment of the redemption price. No fractional shares of Common Stock will be issued. A cash payment will be paid in lieu of any fractional share in an amount equal to the same fraction of the last sale price of the Common Stock (determined as provided in Section 1.3(c)(iv)) at the close of business on the business day which next precedes the day of conversion.

                  (b) Before any holder of shares of this Series shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed or assigned to the Company or in blank, at the office of any transfer agent for such stock or at such other place or places, if any, as the Board of Directors of the Company may have designated, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of this Series surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of this Series to the opening of business on the date for payment of such dividends shall (except in the case of shares of this Series which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on the shares of this Series being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any dividend accrued on the shares of this Series surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion. The Company will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of this Series, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Shares of this Series shall be deemed to have been converted as of the close of business on the date of surrender of such shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

                  (c) The conversion price in effect at any time shall be subject to adjustment as follows:

                           (i) In case the Company shall (A) declare a dividend
                  or make a distribution payable in Common Stock on any class of capital stock of the Company, unless the payment thereof would increase the number of shares of Common Stock outstanding by less than one percent (1%), (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately reduced in the case of any increase in the number of shares of Common Stock outstanding and increased in the case of any reduction in the number of shares of Common Stock outstanding so that the holder of any share of this Series surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such share of this Series been converted into Common Stock immediately prior to such time and had such Common Stock received such dividend or other distribution or participated in such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date for such dividend or distribution or the effective date of such combination, subdivision or reclassification and shall be made successively whenever any event listed above shall occur.

                           (ii) In case the Company shall issue rights or
                  warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in paragraph (iv) below) of the Common Stock, on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying the conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price of the Common Stock and the denominator shall be the number of shares of common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For purposes of determining under this paragraph the number of shares of Common Stock outstanding at any time, there shall be excluded all shares of Common Stock held in the treasury of the Company. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the conversion price then in effect shall be appropriately readjusted.

                           (iii) In case the Company shall distribute to all
                  holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding cash dividends or a distribution referred to in paragraph (i) above or paid out of surplus) or subscription rights or warrants (excluding those referred to in paragraph (ii) above), the conversion price shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Company, in good faith and in the exercise of its reasonable business judgment and described in a Board Resolution filed with any transfer agent for this Series) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                           (iv) For the purpose of any computation under
                  paragraphs (ii) and (iii) above, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 15 consecutive business days selected by the Company commencing no more than 45 business days before such date. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the Nasdaq National Market System or, if the Common Stock is not listed or admitted to trading on such Nasdaq National Market System on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange or no such quotations are available, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose, or if no such quotations are available, the fair market value as determined in good faith in the exercise of their reasonable business judgment by the Board of Directors of the Company.

                           (v) All calculations under this Section 1.3(c) shall
                  be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                           (vi) No adjustment in the conversion price shall be
                  required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (d) Whenever the conversion price is adjusted as herein provided:

                           (i) the Company shall promptly file with any of the
                  transfer agents for this Series a certificate of the principal financial officer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Company for any shares of Common Stock issued or deemed to have been issued; and

                           (ii) a notice stating that the conversion price has
                  been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to the holders of record of this Series.

                  (e)

                           (i) In case of any consolidation or merger of the
                  Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, or the reclassification of the Common Stock into another form of capital stock of the Company, whether in whole or in part, the holder of each share of this Series shall have the right to receive the kind and amount of securities, cash or property, or any combination thereof which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer or reclassification if he had held the Common Stock issuable upon the conversion of such share of this Series immediately prior to such consolidation, merger, sale or transfer, or reclassification.

                           (ii) In the event that at any time, as a result of
                  paragraph (i) above, the holder of any share of this Series shall become entitled to receive any shares of stock and other securities and property (including, if applicable, Common Stock), thereafter the amount of such shares of stock and other securities so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (i) to (vi), inclusive, of section 1.3(c) above, and the provisions of section 1.3(c) with respect to the Common Stock shall apply on like terms to any such shares of stock and other securities and property (including, if applicable, Common Stock).

                  (f) In case:

                           (i) the Company shall authorize the distribution to
                  all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or other cash distributions paid out of surplus); or

                           (ii) the Company shall authorize the granting to the
                  holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                           (iii) of any reclassification of the capital stock of
                  the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (iv) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

         then, in each case, the Company shall cause to be filed with any of the transfer agents for this Series, and shall cause to be mailed, first class postage prepaid, to the holders of record of the outstanding shares of this Series, at least 20 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                  (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of this Series. For the purpose of this section 1.3(g), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of this Series shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding shares of this Series were held by a single holder. The Company shall use all reasonable efforts from time to time, in accordance with the laws of the State of Delaware, to cause its stockholders to increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of this Series at the time outstanding.

                  (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

                  (i) Whenever reference is made in this section 1.3 to the issue or sale of shares of Common Stock, the term "Common Stock" shall include only shares of the class designated as Common Stock, $.01 par value, of the Company at the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so deliverable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  (j) Upon any conversion of shares of this Series, the shares so converted shall have the status of authorized and unissued shares of preferred stock, unclassified as to series, and the number of shares of preferred stock which the Company shall have authority to issue shall not be decreased by the conversion of shares of this Series.

         1.4 Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of this Series shall be entitled to receive an amount in cash for each share of this Series equal to $10.00 per share, plus an amount equal to all dividends accumulated and unpaid on each such share up to the date fixed for distribution, before any distributions shall be made to the holders of the Common Stock and of any other capital stock of the Company ranking junior to this Series upon the liquidation, dissolution or winding up of the Company. If upon any liquidation, dissolution or winding up of the Company, the assets distributable among the holders of this Series shall be insufficient to permit the payment in full to the holders of all the then outstanding shares of this Series and all holders of preferred stock ranking on a parity with this Series with respect to the payment upon liquidation, dissolution and winding up of the Company of all preferential amounts payable to all such holders, then the entire assets of the Company thus distributable shall be distributed ratably among the holders of this Series and all such other holders of Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Subject to the provisions of section 1.3(e)(i), a consolidation or merger of the Company with or into one or more persons or the sale or transfer of all or substantially all of the assets of the Company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

         1.5 Optional Cash Redemption. The shares of this Series are not redeemable prior to October 20, 1999. Thereafter, the shares of this Series are redeemable for cash, in whole at any time or from time to time in part at the option of the Company, at a redemption price of $10.00 per share, plus any accumulated and unpaid dividends thereon.

         Notice of redemption pursuant to this Section 1.5 will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of record of shares of this Series to be redeemed at the address shown on the stock books of the Company (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Company has failed to mail such notice or except as to the holder whose notice was defective). On and after the redemption date, dividends shall cease to accumulate on shares of this Series called for redemption (unless the Company defaults in the payment of the redemption price).

         If less than all the outstanding shares of this Series not previously called for redemption are to be redeemed pursuant to this Section 1.5, shares to be redeemed shall be selected by the Company from outstanding shares not previously called for redemption by lot or pro rata (as nearly as may be) as determined by the Board of Directors of the Company. The Company may not redeem less than all outstanding shares of this Series pursuant to this Section 1.5 unless full cumulative dividends shall have been declared and paid or set apart for payment upon all outstanding shares of this Series for all past dividend periods. Shares of this Series redeemed by the Company shall, after such redemption, have the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

         1.6 Voting Rights. The holders of shares of this Series shall have no right to vote for any purpose, except as specifically required by the laws of the State of Delaware and except as follows:

                  So long as any shares of this Series remain outstanding, the affirmative vote or consent of the holders of a majority of the then outstanding shares of this Series, in person or by proxy, either in writing or at a meeting called for that purpose (voting as a class with the holders of all other series of preferred stock ranking on a parity with this Series either as to dividends or distributions or upon liquidation, dissolution or winding up of the Company and upon which like voting rights have been conferred and are then exercisable), shall be necessary to permit, effect or validate the repeal, amendment or other change of any provision of the Certificate of Incorporation of the Company in any manner which materially and adversely affects the rights, preferences, or privileges of this Series or the holders thereof; provided, however, that any increase or decrease (but not below the number of shares of this Series then outstanding) in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, whether ranking on a parity with or junior or prior to this Series with respect to voting, the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences or privileges. In connection with any right to vote, each holder of outstanding shares of this Series shall have one vote for each share held.

         The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of this Series shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

         IN WITNESS WHEREOF, this Certificate has been executed and attested by the undersigned on October 19, 1998, and shall be effective at 10:00 a.m. Eastern Daylight Time on the date on which filed with the Secretary of State of the State of Delaware.


                                     PARALLEL PETROLEUM CORPORATION



                                     By: /s/ Larry C. Oldham
                                         -------------------------------
                                         Larry C. Oldham, President

ATTEST:


 /s/ Thomas W. Ortloff
----------------------------
Thomas W. Ortloff, Secretary

                         PARALLEL PETROLEUM CORPORATION

                  CERTIFICATE OF RETIREMENT OF PREFERRED STOCK



         Pursuant to the provisions of Section 243 of the Delaware General Corporation Law, the undersigned, being the duly elected and acting President of Parallel Petroleum Corporation, a Delaware corporation, hereby certifies as follows:

         1. The name of the corporation is Parallel Petroleum Corporation (the "Corporation").

         2. A resolution was duly adopted by the Board of Directors of the Corporation on October 20, 1998 retiring 600,000 shares of the Corporation's $.60 Cumulative Convertible Preferred Stock (the "Shares").

         3. The Shares constitute all of the authorized shares of the series to which they belong.

         4. The Certificate of Designations, Preferences and Rights of Serial Preferred Stock (the "Certificate of Designations") creating the Shares prohibits the reissuance of such shares as a part of the series created by the Certificate of Designations. The Shares shall be restored to the status of authorized but unissued shares of preferred stock, $.10 par value per share, without designation as to series.

         IN WITNESS WHEREOF, this Certificate has been executed by the undersigned on October 30, 1998, and shall be effective at 10:00 a.m. Eastern Daylight Time on the date filed with the Secretary of State of the State of Delaware.


                                     PARALLEL PETROLEUM CORPORATION


                                     By: /s/ Larry C. Oldham
                                         -----------------------------
                                         Larry C. Oldham, President

                                 CERTIFICATE OF
                     DESIGNATION, PREFERENCES AND RIGHTS OF
                            SERIES A PREFERRED STOCK
                                       of
                         PARALLEL PETROLEUM CORPORATION

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

         Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the undersigned authorized officer of Parallel Petroleum Corporation (the "Corporation"), on behalf of the Corporation, DOES HEREBY CERTIFY

         That pursuant to the authority conferred upon the Board of Directors (the "Board") by the Certificate of Incorporation of the Corporation, as amended, and the General Corporation Law of the State of Delaware, the Board of Directors on October 5, 2000, adopted the following resolutions creating a series of fifty thousand shares of Preferred Stock, par value $0.10 per share, designated as Series A Preferred Stock;

         RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of its Certificate of Incorporation, as amended, the Board and the General Corporation Law of the State of Delaware, does hereby create, authorize and provide for the issuance upon the exercise of the Corporation's Preferred Stock Purchase Rights, of a series of Preferred Stock of the Corporation, and does hereby fix and state that the designations, amounts, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions thereof are as follows:

Series A Preferred Stock

           Section 1. Designation and Amount. The shares of such series shall be designated as Series A Preferred Stock and the number of shares constituting such series shall be 50,000, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors.

         Section 2.        Dividends and Distributions.

           (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, quarterly dividends payable in cash on the 1 st day of July, October, January and April, in each year commencing January 1, 2001 (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share

(rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of the common stock of the Corporation, par value $0.01 per share ("the Common Stock"), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after October 5, 2000 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

           (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty
(60) days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided herein or by law, the holders of the shares of Series A Preferred Stock shall not be entitled to vote as a separate class on any matters submitted to a vote of the stockholders.

         (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Series A Preferred Stock, voting as a class, shall have the right to elect two (2) Directors to the Board of Directors of the Corporation.

                  (ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders of the Corporation, and thereafter at annual meetings of stockholders of the Corporation, provided that such voting right shall not be exercised unless the holders of one-third (1/3) in number of shares of Series A Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Series A Preferred Stock of such voting right. At any meeting at which the holders of Series A Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Series A Preferred Stock shall have the right to make such increase in the number of Directors constituting the whole Board of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Series A Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors constituting the whole Board of Directors shall not be increased or decreased except by vote of the holders of Series A Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

                  (iii) Unless the holders of Series A Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Series A Preferred Stock outstanding may request, the calling of a special meeting of the holders of Series A Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Series A Preferred Stock are entitled to vote pursuant to this subparagraph (C)(iii) shall be given to each holder of record of Series A Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the Total number of shares of Series A Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph (C)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders of the Corporation.

                  (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of the Series A Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of the Series A Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in subparagraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                  (v) Immediately upon the expiration of a default period, (x) the right of the holders of the Series A Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Series A Preferred Stock as a class shall terminate and (z) the number of Directors constituting the whole Board of Directors shall be such number as may be provided for in the Corporation's Certificate of Incorporation or bylaws irrespective of any increase made pursuant to the provisions of subparagraph
(C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Corporation's Certificate of Incorporation or bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled as provided in the Corporation's Amended and Restated Certificate of Incorporation.

                  (D) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.        Certain Restrictions.

           (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to, the Series A Preferred Stock;

                  (ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such junior stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6.        Liquidation Dissolution or Winding Up.

           (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $250 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) one thousand (1,000) (as appropriately adjusted as setforth in paragraph (C) of this Section to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) immediately above being referred to as the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

           (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

         (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           Section 7. Consolidation, Merger,_etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common

Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           Section 8. Redemption. The outstanding shares of Series A Preferred Stock may be redeemed at the option of the Board of Directors as a whole, but not in part, at any time, or from time to time, at a cash price per share equal to one hundred five percent (105%) of (i) the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid, or declared and a sum sufficient for the payment thereof set apart, without interest. The "Average Market Value" is the average of the closing sale prices of the Common Stock during the thirty (30) day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing sale prices with respect to a share of Common Stock during such thirty (30) day period, as quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value of the Common Stock as determined by the Board of Directors in good faith.

           Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

           Section 10. Amendment. Except as otherwise provided in the Certificate of Incorporation, as amended, or by law, the Certificate of Incorporation of the Corporation, as amended, shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

           Section 11. Fractional Shares. At the Corporation's sole discretion, Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

           IN WITNESS WHEREOF, I have executed this Certificate as of October 5, 2000.



                                     PARALLEL PETROLEUM CORPORATION




                                     By: /s/ Larry C. Oldham
                                         ----------------------------
                                         Larry C. Oldham
                                         President








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